Roundhill Innovation-100 0DTE Covered Call Strategy ETF
Schedule of Investments
September 30, 2024 (Unaudited)

PURCHASED OPTIONS - 90.5%	Notional Amount	Contracts	Value
Call Options - 90.5%			$–
Nasdaq 100 Stock Index (a)(b)		–	$–
Expiration: 03/21/2025; Exercise Price: $1,696.69	$118,358,071	59	$108,357,872
Expiration: 06/20/2025; Exercise Price: $1,888.00	258,782,901	129	234,586,846
Expiration: 09/19/2025; Exercise Price: $1,850.10	68,206,346	34	61,938,017
Total Call Options			404,882,735
TOTAL PURCHASED OPTIONS (Cost $387,879,314)			404,882,735

SHORT-TERM INVESTMENTS - 9.3%
Money Market Funds - 9.3%		Shares
First American Government Obligations Fund - Class X, 4.82% (c)		41,657,399	41,657,399
TOTAL SHORT-TERM INVESTMENTS (Cost $41,657,399)			41,657,399

TOTAL INVESTMENTS - 99.8% (Cost $429,536,713)			446,540,134
Other Assets in Excess of Liabilities - 0.2%			706,957
TOTAL NET ASSETS - 100.0%			$447,247,091

Percentages are stated as a percent of net assets.

(a)	Exchange-traded.
(b)	100 shares per contract.
(c)	The rate shown represents the 7-day annualized effective yield as of September 30, 2024.

Summary of Fair Value Disclosure as of September 30, 2024 (Unaudited)

Roundhill Innovation-100 0DTE Covered Call Strategy ETF has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of September 30, 2024:

	Level 1	Level 2	Level 3	Total
Investments:
Purchased Options	$–	$404,882,735	$–	$404,882,735
Money Market Funds	41,657,399	–	–	41,657,399
Total Investments	$41,657,399	$404,882,735	$–	$446,540,134

Refer to the Schedule of Investments for further disaggregation of investment categories.